                                 EXHIBIT 10.23

                   FIRST AMENDMENT TO REIMBURSEMENT AGREEMENT
                                      AND
                              OTHER L/C DOCUMENTS

         THIS FIRST AMENDMENT TO REIMBURSEMENT AGREEMENT AND OTHER L/C DOCUMENTS (the "Amendment") is made and dated as of the 31st day of August, 1998, by and between SANWA BANK CALIFORNIA ("Sanwa"), MELLON BANK, N.A. and BANKBOSTON, N.A. ("BankBoston") as the current Credit Support Providers under the Reimbursement Agreement referred to below (and as the term "Credit Support Providers" and capitalized terms not otherwise defined herein are used in the Credit Agreement), BANKBOSTON, as the Issuing Bank for the Letter of Credit, SANWA, as Agent for the Credit Support Providers, and MERCURY AIR GROUP, INC., a New York corporation (the "Company").


                                    RECITALS

         A. Pursuant to that certain Reimbursement Agreement dated as of April 1, 1998, by and among the Agent, the Issuing Bank, the Credit Support Providers and the Company (the "Reimbursement Agreement"), the Issuing Bank and the Credit Support Providers agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

         B. The Company, the Agent, the Issuing Bank and the Credit Support Providers have agreed to amend the Reimbursement Agreement in certain respects as set forth more particularly below.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   AGREEMENT

         1. Purchase or Retirement of Stock. To reflect the agreement of the parties hereto to increase the limit of permitted stock repurchases and redemptions currently contained in the Reimbursement Agreement, effective as of the Effective Date (as defined in Paragraph 6 below), subparagraph 8(f) of the Reimbursement Agreement is hereby amended to delete the dollar amount "$3,000,000.00" appearing therein and to replace the same with the dollar amount "$9,000,000.00."

         2. Weather Data Transaction. Effective as of the Effective Date, the Agent, the Issuing Bank and the Credit Support Providers consent to the acquisition by the Company of certain of the assets of Weather Data, Inc. described more particularly on Schedule 1 attached hereto and waive any Event of Default or Potential Default which may be deemed to exist under Paragraph 8(l) of the Reimbursement Agreement as a direct result thereof.

         3. Waiver of Requirement for Guaranty. Each of the Lenders hereby waives the requirement that Aero Freightways, Inc., an existing Subsidiary of the Company, execute and deliver a Guaranty pursuant to Paragraph 4(a) of the Credit Agreement and waive any Event of Default or Potential Default which may be deemed to exist under Paragraph 4(a) of the Credit Agreement as a direct result of the failure to have executed and delivered a Guaranty prior to the date hereof.

         4. Reaffirmation of Loan Documents. The Company hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Agent or the Credit Support Providers under the Reimbursement Agreement or any other Loan Document, (b) the term "Obligations" as used in the Loan Documents includes, without limitation, the Obligations of the Company under the Reimbursement Agreement as amended hereby.

         5. Reaffirmation of Guaranties. By executing this Amendment as provided below, each Guarantor acknowledges the terms and conditions agreed to by the Company, the Agent and the Credit Support Providers under this Amendment, and affirms and agrees that (a) the execution and delivery by the Company and the performance of its obligations under this Amendment shall not in any manner or to any extent affect any of the obligations of such Guarantor or the rights of the Agent or the Credit Support Providers under the Guaranty executed by such Guarantor or any other document or instrument made or given by such Guarantor in connection therewith, (b) the term "Obligations" as used in the Guaranties includes, without limitation, the Obligations of the Company under the Reimbursement Agreement as amended hereby, and (c) each Guaranty remains in full force and effect.

         6. Effective Date. This Amendment shall be effective as of the date (the "Effective Date") that there has been delivered to the Agent:

                  (a) A copy of this Amendment, duly executed by each party hereto and acknowledged by each of the Guarantors; and

                  (b) Such corporate resolutions, incumbency certificates and other authorizing documentation as the Agent may request.

         7. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Credit Support Providers that at the date hereof and at and as of the Effective Date:

                  (a) The Company and each of the Guarantors has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and each of the Guarantors and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

                  (b) Both prior to and after giving effect hereto: (1) the representations and warranties of the Company contained in the Reimbursement Agreement and the other Loan Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default which has not been expressly waived hereby.

         8. No Other Amendment. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

         9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                             MERCURY AIR GROUP, INC.,
                                             a New York corporation



                                             By: ____________________________
                                             Name: __________________________
                                             Title: _________________________


                                             SANWA BANK CALIFORNIA, as Agent and
                                             as a Credit Support Provider



                                             By: ____________________________
                                             Name: __________________________
                                             Title: _________________________

                                             MELLON BANK, N.A., as a Credit
                                             Support Provider



                                             By: ____________________________
                                             Name: __________________________
                                             Title: _________________________


                                             BANKBOSTON, N.A., as the Issuing
                                             Bank and a Credit Support Provider



                                             By: ____________________________
                                             Name: __________________________
                                             Title: _________________________

ACKNOWLEDGED AND AGREED TO this 31st day of August, 1998:

EXCEL CARGO, INC.



By: ____________________________
Name: __________________________
Title: _________________________


FLORACOOL, INC.



By: ____________________________
Name: __________________________
Title: _________________________

HERMES AVIATION, INC.



By: ____________________________
Name: __________________________
Title: _________________________


MAYTAG AIRCRAFT CORPORATION



By: ____________________________
Name: __________________________
Title: _________________________


MERCURY AIR CARGO, INC.



By: ____________________________
Name: __________________________
Title: _________________________


VULCAN AVIATION, INC.



By: ____________________________
Name: __________________________
Title: _________________________


WOFFORD FLYING SERVICE, INC.



By: ____________________________
Name: __________________________
Title: _________________________

RENE PEREZ & ASSOCIATES, INC.



By: ____________________________
Name: __________________________
Title: _________________________